EXHIBIT 32.1

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Georgia S. Derrico, Chairman and Chief Executive Officer of Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Georgia S. Derrico
Georgia S. Derrico
Chairman and Chief Executive Officer
November 14, 2003

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patricia A. Ferrick, Chief Financial Officer and Senior Vice President of Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patricia A. Ferrick
Patricia A. Ferrick
Chief Financial Officer and Senior Vice President
November 14, 2003

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